EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST


SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 1995.
THE FOLLOWING CHANGES WILL BE EFFECTIVE JANUARY 1, 1996.

1.Please add the following as the last sentence of the first whole paragraph in the Summary of Fund Expenses on page 1:
      "Shareholders who do not maintain an average monthly account balance of $2,500 will be charged a monthly fee (this does not apply to retirement accounts)."

2.Please delete the section "Accounts with Low Balances" on page 12, and
replace it with the                     following:
      "Accounts with Low Balances
      Due to the high cost of maintaining accounts with low balances, there is an average monthly (calculated on a 30-day basis) account balance policy. Shareholders must maintain a $2,500 average monthly account balance. Shareholders who do not maintain an average monthly account balance of $2,500, in any given 30-day period, will be charged a $3.00 fee for that period. A shareholder's checkwriting or Visa privilege may be discontinued at any time.
      This policy does not currently apply to IRAs, Keoghs, other retirement accounts or accounts owned by associates of Edward D Jones & Co., L.P. These types of accounts may be subject to the policy in the future."


                                                               November 28, 1995





                                   PA
























   FEDERATED SECURITIES CORP.


   Distributor
   A subsidiary of FEDERATED
   INVESTORS
   FEDERATED INVESTORS TOWER
   PITTSBURGH, PA  15222-3779
   Cusip 480023100